WILLOW SYSTEMS LIMITED

                              FINANCIAL STATEMENTS

                         YEARS ENDED DECEMBER 31, 1998,
                                  1997 AND 1996

                                   TABLE OF CONTENTS




INDEPENDENT AUDITORS' REPORT
   ON FINANCIAL STATEMENTS....................................................1

FINANCIAL STATEMENTS

   Balance Sheets.............................................................2

   Statements of Income and Retained Earnings.................................4

   Statements of Cash Flows...................................................5

   Notes to Financial Statements..............................................6

                             Independent Auditors' Report



To the Board of Directors
Willow Systems Limited

We have audited the accompanying balance sheets of WILLOW SYSTEMS LIMITED as of December 31, 1998 and 1997, and the related statements of income, retained earnings, and cash flows for the years ended December 31, 1998, 1997 and 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Willow Systems Limited as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years ended December 31, 1998, 1997 and 1996, in conformity with generally accepted accounting principles.







March 24, 2000

                             WILLOW SYSTEMS LIMITED
                                 BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997


                                     ASSETS

                                                          1998       1997
                                                       ---------  ---------
CURRENT ASSETS:
 Cash                                                  $ 127,577  $  73,242
 Accounts receivable                                     198,647     42,394
                                                        --------   --------

  Total current assets                                   326,224    115,636
                                                        --------   --------

FIXED ASSETS:
 Lab and office equipment                                 20,222      5,070
 Computer equipment and software                          57,838     41,566
                                                        --------   --------

                                                          78,060     46,636
 Accumulated depreciation and amortization               (33,704)   (15,913)
                                                        --------   --------

                                                          44,356     30,723
                                                        --------   --------

                                                       $ 370,580  $ 146,359
                                                        ========   ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES:
 Accounts payable                                      $  15,098  $   1,049
 Accrued payroll and related taxes                        98,523     25,132
 Current income taxes payable                             36,500     15,397
 Accrued liabilities                                       9,409     10,980
                                                        --------   --------
   Total current liabilities                             159,530     52,558
                                                        --------   --------
DEFERRED INCOME TAXES                                     11,451      5,954
                                                        --------   --------

CONTINGENCIES:
 Contingencies                                                 -          -
                                                        --------   --------

STOCKHOLDERS' EQUITY:
 Common stock, no par value, 100,000 shares
   authorized;  200 shares issued and
   outstanding at December 31, 1998 and 1997                 200        200
 Retained earnings                                       199,399     87,647
                                                        --------   --------

                                                         199,599     87,847
                                                        --------   --------

                                                       $ 370,580  $ 146,359
                                                        ========   ========

   The accompanying notes are an integral part of these financial statements.

                             WILLOW SYSTEMS LIMITED
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


                                                 1998         1997       1996
                                              ----------   ---------   --------

REVENUES:
 Net sales                                    $1,039,117   $ 551,331   $ 33,298
                                               ---------    --------    -------

GENERAL AND ADMINISTRATIVE EXPENSES:
 Salaries and benefits                           678,913     356,361          -
 Equipment and supplies                           32,618      19,047      1,430
 Rent                                             23,821      10,357      1,413
 Utilities                                        15,141      10,392          -
 Bad debt                                              -      20,685          -
 Depreciation                                     17,791      10,393      5,520
 Other                                            94,514      28,274      4,356
                                               ---------    --------    -------

                                                 862,798     455,509     12,719
                                               ---------    --------    -------

INCOME FROM OPERATIONS                           176,319      95,822     20,579
                                               ---------    --------    -------

OTHER INCOME (EXPENSES):
 Interest income                                      40           -          -
 Interest expense                                      -           -          -
                                               ---------    --------    -------

                                                      40           -          -
                                               ---------    --------    -------

INCOME BEFORE INCOME TAXES                       176,359      95,822     20,579
                                               ---------    --------    -------

INCOME TAXES
 Current tax expense                              59,029      18,697      4,103
 Deferred tax expense                              5,578       5,954          -
                                               ---------    --------    -------

                                                  64,607      24,651      4,103
                                               ---------    --------    -------

NET INCOME                                       111,752      71,171     16,476

RETAINED EARNINGS, BEGINNING OF YEAR              87,647      16,476          -
                                               ---------    --------    -------

RETAINED EARNINGS, END OF YEAR                $  199,399   $  87,647   $ 16,476
                                               =========    ========    =======

                                      -3-

   The accompanying notes are an integral part of these financial statements.

                             WILLOW SYSTEMS LIMITED
                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996



                                                 1998         1997       1996
                                              ----------   ---------   --------


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                   $ 111,752   $  71,171   $  16,476
 Adjustments to reconcile net income to
  net cash provided by (used in)
  operating activities -
   Depreciation                                  17,791      10,393       5,519
   (Increase) Decrease in accounts receivable  (156,253)    (36,544)     (5,850)
   Increase (Decrease) in accounts payable       14,049         (26)      1,075
   Increase (Decrease) in accrued payroll and
     and related taxes                           73,391      25,132           -
   Increase (Decrease) in income taxes payable   21,103      15,397           -
   Increase (Decrease) in accrued liabilities    (1,571)      2,697       8,284
   Increase (Decrease) in deferred income tax     5,497       5,954           -
                                                -------     -------     -------

  Net cash provided by (used in) operating
    activities                                   85,759      94,174      25,504
                                                -------     -------     -------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchases of equipment                         (31,424)    (41,117)     (5,519)
                                                -------     -------     -------

  Net cash used in investing activities         (31,424)    (41,117)     (5,519)
                                                -------     -------     -------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Purchase of common stock                             -           -         200
                                                -------     -------     -------

  Net cash used in financing activities               -           -         200
                                                -------     -------     -------

NET INCREASE (DECREASE) IN CASH AND
 CASH EQUIVALENTS                                54,335      53,057      20,185

CASH AND CASH EQUIVALENTS,
 BEGINNING OF YEAR                               73,242      20,185           -
                                                -------     -------     -------

CASH AND CASH EQUIVALENTS,
 END OF YEAR                                   $127,577    $ 73,242    $ 20,185
                                                =======     =======     =======

   The accompanying notes are an integral part of these financial statements.

                             WILLOW SYSTEMS LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

(1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Organization - Willow Systems Limited (Willow) is a company incorporated on May 23, 1996 in New Mexico for the purpose of designing and marketing motion control systems and robotics and the development of other technology which has potential application in a wide range of businesses and other business activities.

      Cash - The balance of the Company's general checking account was in excess of $100,000 as of December 31, 1998. The Federal Deposit Insurance Corporation insures all bank accounts up to $100,000. Management believes its exposure to loss is minimal considering only the amounts in excess of $100,000 are at risk and the depository bank is a well established national bank and one of the nation's largest financial institutions.

      Depreciation - The Company's property and equipment are depreciated over their useful lives using the straight-line method.

      Income taxes - Income taxes are provided for tax effects of transactions reported in financial statements and consists of taxes currently due plus deferred taxes. Deferred taxes arise primarily from differences between the use of accelerated methods of depreciation for tax purposes and straight-line methods for financial purposes. The deferred taxes represent the future tax return consequences of those differences, which will be either taxable or deductible when the assets and liabilities are recovered or settled.

      Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and contingent assets and liabilities disclosed in the financial statements and accompanying notes. Actual results inevitably will differ from those estimates and such differences may be material to the financial statements.

                             WILLOW SYSTEMS LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997



(2)     LEASES

      The Company leases office space and various equipment under noncancelable operating leases expiring in various years through 2001.

      Minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year as of December 31, 1998 for each of the next five years and in the aggregate are:

      Year ended December 31, 1999                                  $  41,133
      Year ended December 31, 2000                                     48,000
      Year ended December 31, 2001                                     40,000
                                                                     --------

      Total minimum future rental payments                          $ 129,133
                                                                     ========


      In addition to the noncancelable operating leases, the Company also is verbally committed to lease additional office space in Albuquerque, New Mexico and Largo, Florida on a month-to-month basis. Total rental expense was $23,821, $20,749 and $1,413 for the years ended December 31, 1998, 1997 and 1996, respectively.

      Certain operating leases provide for renewal, and/or purchase options. Generally, purchase options are at prices representing the expected fair market value of the property at the expiration of the lease term. Renewal options are for periods of one year at the rental rate specified in the lease.


(3)     INCOME TAXES

        Income taxes attributable to income from operations consists of:

        For the year ended December 31, 1998:

                                             Current      Deferred       Total
                                             -------      --------       -----

        U.S. federal                        $  50,680     $  4,741     $ 55,421
        State                                   8,349          837        9,186
                                            ---------     --------     --------
                                            $  59,029     $  5,578     $ 64,607
                                            =========     ========     ========

                             WILLOW SYSTEMS LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


(3)     INCOME TAXES (CONTINUED)

        For the year ended December 31, 1997:

                                             Current      Deferred       Total
                                             -------      --------       -----

        U.S. federal                       $  14,973     $   5,061     $ 20,034
        State                                  3,724           893        4,617
                                           ---------     ---------     --------
                                           $  18,697     $   5,954     $ 24,651
                                           =========     =========     ========


        For the year ended December 31, 1996:


                                             Current      Deferred       Total
                                             -------      --------       -----


        U.S. federal                        $   3,108     $      -     $  3,108
        State                                     995            -          995
                                            ---------     --------     --------
                                            $   4,103     $      -     $  4,103
                                            =========     ========     ========


        The tax effects of temporary differences that give rise to deferred tax liabilities at December 31, 1998 and 1997 are attributable to the difference between methods used to calculate depreciation of fixed assets.

        During 1998 and 1997, the Company paid $18,004 and $7,403 in income taxes, respectively. The Company paid no income taxes during 1996.


(4)    RELATED PARTY TRANSACTIONS

      On November 2, 1999, Willow issued approximately 47 shares of its no par value common stock to two employees of Willow as an agreed condition of employment between Willow and the employees. No cash consideration was given by the employees for the stock.

                             WILLOW SYSTEMS LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997



(5) SUBSEQUENT EVENTS

      On November 2, 1999, the Company entered into a merger with NextPath Technologies, Inc. (NextPath), a Nevada corporation, whereas Willow became a wholly owned subsidiary of Willow Systems, Inc., a Delaware corporation. Willow Systems, Inc. was formed as a wholly owned subsidiary of NextPath. NextPath is engaged in the development of new and innovative technologies.

      Pursuant to the merger agreement, the shareholders of Willow received 650,000 shares of NextPath's restricted common stock and $1,800,000 in cash. In addition, the shareholders entered into a covenant not to compete with NextPath for a period of two years.

      On November 2, 1999 Willow Systems, Inc. entered into employment agreements with the three shareholders for a period of five years and ensures the employees, among other items, of an annual salary, vacation and an automobile allowance.

      On November 2, 1999 the Company purchased two-thirds ownership in Reflex LLC (Reflex), a New Mexico limited liability company engaged in the business of stabilized camera systems from two of Willow's shareholders for $1,000. Reflex thereby became a wholly owned subsidiary of Willow since the Company already owned one-third of Reflex before the purchase. Reflex is a holding company that currently owns 15% of Cineflex, a California corporation. The ownership of Cineflex by Reflex will increase to 20% upon successful completed of contracted work. At the time of purchase, Reflex had no operating agreement or operating history.

      On November 2, 1999 the Company purchased NextWave Photonics LLC, a Florida limited liability company, engaged in the business of designing and marketing fiber optic switching and other fiber optic technology from two of Willow's shareholders for $1,000. At the time of purchase, NextWave had no operating history.